UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 12, 2020

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 E. 61st Street, Suite 850
Tulsa, Oklahoma

(Address of principal executive offices)

74136

(Zip code)

(918) 743-7575

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	MCEP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 25, 2020, the SEC issued an order (SEC Release No. 34-88465) granting conditional relief to public companies that are unable to timely comply with their SEC filing obligations as a result of the COVID-19 pandemic (the “Order”).

We are relying on the Order to delay the filing of our Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to COVID-19.  Our operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic, which has resulted in reduced availability of our accounting, financial, legal and other key personnel required to assist in the preparation of the Quarterly Report due to recommended and mandated social quarantining and work from home orders.  We have also had to modify our business practices, including employee work locations, travel restrictions and cancellation of physical participation in meetings.  These restrictions have slowed the preparation and review of our Quarterly Report.

We are relying on the Order to delay the filing of our Quarterly Report for up to 45 days after the original due date. We intend to work diligently to file the Quarterly Report as soon as practicable, and in no event later than June 29, 2020, which is the revised filing deadline provided in the Order.

In light of the developments related to COVID-19, we intend to include the following risk factor discussion in the Quarterly Report, as such discussion may be updated to reflect events subsequent to the date of this report:

The COVID-19 pandemic has negatively affected, and will continue to negatively affect, our industry, our operations, financial condition or results of operations.

The COVID-19 pandemic has resulted in unprecedented challenges to the oil and gas industry in general and to us in particular.  A pandemic typically results in social distancing, travel bans or travel restrictions and sheltering in place.  The effects of, and response to, the COVID-19 pandemic has limited access to our facilities, properties, management, support staff and professional advisors. These limitations have had a negative impact on, and will continue to negatively impact, our results of operation, liquidity and financial condition.  The full effect on our business and operations is currently unknown.  In the event that the effects of COVID-19 continue in the future or the economy continues to remain depressed or to further deteriorate, we may be forced to curtail our operations and may be unable to pay our debt obligations as they come due.

The COVID-19 pandemic and increased oil supply due to actions by OPEC and other nations has had a negative effect on oil and gas prices, which has adversely impacted our business, results of operations and financial condition.

The COVID-19 pandemic has created substantial volatility, uncertainty and turmoil in the oil and gas industry, including with respect to oil and gas prices.  The inability or unwillingness of people to gather in large groups, travel or visit retail businesses or leave their homes has had, and may continue to have, a negative effect on the demand for, and current prices of, oil and gas.   In addition, crude prices have been negatively impacted by increased supply by OPEC nations, although as of April 2020, Russia and OPEC had reached a tentative agreement on production cuts.  Furthermore, some states, including Oklahoma, have publicly announced that they are considering proration of oil production in response to market conditions, which could limit the amount of oil and natural gas we can produce from our wells or limit the number of wells or the locations at which we can drill. These conditions have restricted our ability to store and move production to downstream markets, and may affect our future decisions to delay or reduce development activity or temporarily shut down production, which has and would further adversely affect our results of operation, liquidity and financial condition.  If the economic climate in the United States or abroad remains depressed or continues to deteriorate, demand for petroleum products could further diminish, which could further impact the prices at which we sell our oil and gas, impact the value of our working interests and other oil and gas assets, affect the ability of our vendors, suppliers and customers to continue operations, affect our operations and ultimately adversely impact our results of operations, liquidity and financial condition.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” — that is, statements related to future, not past, events within meaning of the federal securities laws. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “estimate,” “intend,” “expect,” “plan,” “project,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled,” “pursue,” “target,” “will” and the negative of such terms or other comparable terminology. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements due to a number of factors including but not limited to risks associated with the company’s ability to extend or restructure existing debt, to obtain additional capital in the future to repay outstanding debt and fund planned expansion; volatility of commodity prices; revision to oil and natural gas reserves estimates as a result of changes in commodity prices; effectiveness of risk management activities; business strategies; future financial and operating results; our ability to pay distributions; our ability to replace the reserves we produce through acquisitions and the development of our properties; future capital requirements and availability of financing; technology and cybersecurity; realized oil and natural gas prices; the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and anticipated increases or decreases in supply from Russia and OPEC; production volumes; lease operating expenses; general and administrative expenses; cash flow and liquidity; availability of production equipment; availability of oil field labor; capital expenditures; availability and terms of capital; marketing of oil and natural gas; general economic conditions; epidemics and world-wide pandemics, including the coronavirus; competition in the oil and natural gas industry; environmental liabilities; counterparty credit risk; governmental regulation and taxation; compliance with NASDAQ listing requirements; developments in oil producing and natural gas producing countries; plans, objectives, expectations and intentions; and any other risks and uncertainties discussed in our Form 10-K and other filings with the SEC.

We undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. All forward-looking statements are qualified in their entirety by this cautionary statement and our SEC filings. Please see the risks and uncertainties detailed in the “Forward-Looking Statements” and “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2019, and in other documents and reports we file from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
		By:	Mid-Con Energy GP, LLC
its general partner

Dated:	May 12, 2020	By:	/s/Charles L. McLawhorn, III
Charles L. McLawhorn, III
Vice President, General Counsel and Secretary